AMENDMENT NO. 10
TO AMENDED AND RESTATED
AGREEMENT AND DECLARATION OF TRUST OF
AIM INVESTMENT SECURITIES FUNDS
          This Amendment No. 10 (the “Amendment”) to the Amended and Restated Agreement and Declaration of Trust of AIM Investment Securities Funds (the “Trust”) amends, effective [ 2010] the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the “Agreement”).
          Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.
          WHEREAS, the Trust desires to amend the Agreement to change the name of Van Kampen Core Plus Fixed Income Fund, Van Kampen Corporate Bond Fund, Van Kampen Government Securities Fund, Van Kampen High Yield Fund and Van Kampen Limited Duration Fund to Invesco Van Kampen Core Plus Fixed Income Fund, Invesco Van Kampen Corporate Bond Fund, Invesco Van Kampen Government Securities Fund, Invesco Van Kampen High Yield Fund and Invesco Van Kampen Limited Duration Fund;
          NOW, THEREFORE, the Agreement is hereby amended as follows:
     1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.
     2. All references in the Agreement to “this Agreement” shall mean the Agreement as amended by this Amendment.
     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.
     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of [ ].

By: Name:	John M. Zerr
Title:	Senior Vice President

EXHIBIT 1
“SCHEDULE A
AIM INVESTMENT SECURITIES FUNDS
PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO	CLASSES OF EACH PORTFOLIO

AIM Core Bond Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

AIM Dynamics Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares
Investor Class Shares

AIM Global Real Estate Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

AIM High Yield Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Institutional Class Shares
Investor Class Shares

AIM Income Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares
Investor Class Shares

AIM Limited Maturity Treasury Fund	Class A Shares
Class A2 Shares
Class Y Shares
Institutional Class Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO

AIM Money Market Fund	Class B Shares
Class C Shares
Class R Shares
Class Y Shares
AIM Cash Reserve Shares
Institutional Class Shares
Investor Class Shares

AIM Municipal Bond Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Investor Class Shares

AIM Real Estate Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares
Investor Class Shares

AIM Short Term Bond Fund	Class A Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

AIM U.S. Government Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares
Investor Class Shares

Invesco High Yield Securities Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco Van Kampen Core Plus Fixed Income Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco Van Kampen Corporate Bond Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Institutional Class Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO

Invesco Van Kampen Government Securities Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Institutional Class Shares

Invesco Van Kampen High Yield Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Institutional Class Shares

Invesco Van Kampen Limited Duration Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Institutional Class Shares”